UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2012

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 17, 2012, Gilead Sciences, Inc., a Delaware corporation (“Gilead”), filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing that Gilead and Royal Merger Sub II, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Gilead (“Purchaser”), completed a cash tender offer for all of the outstanding shares of common stock of Pharmasset, Inc. (“Pharmasset”) by accepting for payment all shares of Pharmasset common stock validly tendered and not withdrawn on January 12, 2012. On January 17, 2012, Gilead caused Purchaser to merge with and into Pharmasset, pursuant to which Pharmasset became a wholly-owned subsidiary of Gilead, and all outstanding shares of common stock of Pharmasset, other than (i) shares of common stock of Pharmasset owned by Gilead, Purchaser or any of their direct or indirect wholly-owned subsidiaries, (ii) shares of common stock of Pharmasset owned by Pharmasset or its subsidiary and (iii) shares of common stock of Pharmasset held by Pharmasset stockholders who properly demanded appraisal for their shares under Delaware law, were canceled and converted into the right to receive cash equal to the $137 price per share.

Item 9.01(a) and (b) of the Current Report on Form 8-K dated January 17, 2012 did not include the historical financial statements of Pharmasset or the unaudited pro forma combined financial information of Gilead (collectively, the Financial Information), and instead contained an undertaking subsequently to file the Financial Information. This amendment is being filed for the purpose of satisfying Gilead’s undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the initial report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Pharmasset as of September 30, 2011 and 2010, and for each of the three years ended September 30, 2011, 2010 and 2009 were filed as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2011 and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial information of Gilead and Pharmasset as of, and for the year ended, December 31, 2011 giving effect to Gilead’s acquisition of Pharmasset are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(c)	N/A

(d)	Exhibits

Exhibit No.	Description

12.1	Gilead Sciences, Inc. Computation of Ratio of Earnings to Fixed Charges

99.1*	Financial Statements as of September 30, 2011 and 2010 and for the Years Ended September 30, 2011, 2010 and 2009 of Pharmasset, Inc.

99.2	Unaudited Pro Forma Combined Financial Statements as of December 31, 2011 and for the Year Ended December 31, 2011 of Gilead Sciences, Inc. and Pharmasset, Inc.

99.3	Consent of Grant Thornton LLP.

*	Filed as an Exhibit to Gilead’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2011 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC. (Registrant)

/s/ Robin L. Washington
Robin L. Washington Senior Vice President and Chief Financial Officer

Date: March 22, 2012

EXHIBIT LIST

Exhibit No.	Description

12.1	Gilead Sciences, Inc. Computation of Ratio of Earnings to Fixed Charges

99.1*	Financial Statements as of September 30, 2011 and 2010 and for the Years Ended September 30, 2011, 2010 and 2009 of Pharmasset, Inc.

99.2	Unaudited Pro Forma Combined Financial Statements as of December 31, 2011 and for the Year Ended December 31, 2011 of Gilead Sciences, Inc. and Pharmasset, Inc.

99.3	Consent of Grant Thornton LLP.

*	Filed as an Exhibit to Gilead’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2011 and incorporated herein by reference.